UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 24, 2012

CH ENERGY GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

New York	0-30512	14-1804460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue Poughkeepsie, New York 12601-4839
(Address of Principal Executive Offices) (Zip Code)

(845) 482-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

            On April 24, 2012, CH Energy held its annual meeting of stockholders, at which it presented information regarding the previously announced and pending acquisition of CH Energy by Fortis, Inc.  A copy of the presentation and a transcript of the meeting are attached hereto as Exhibits 99.1 and 99.2, respectively.  Following the meeting, CH Energy issued a press release regarding that meeting.  A copy of the press release is attached hereto as Exhibit 99.3.

            The exhibits attached hereto are incorporated herein by reference and each of the foregoing description of such materials is qualified in its entirety by reference to such materials.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

            Exhibit No.                 Document Designation

99.1                             Annual Meeting Presentation, dated April 24, 2012

99.2                             Transcript of Annual Meeting held on April 24, 2012

99.3                             Press release, dated April 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2012

CH ENERGY GROUP, INC.

By:      /s/ Kimberly J. Wright

Name:   Kimberly J. Wright

Title:     Vice President – Accounting and Controller

EXHIBIT INDEX

Exhibit

Number                       Description

99.1                             Annual Meeting Presentation, dated April 24, 2012

99.2                             Transcript of Annual Meeting held on April 24, 2012

99.3                             Press release, dated April 24, 2012